Exhibit 10.10

KUCTC-Reata	Confidential	[***]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***]. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXCLUSIVE LICENSE AGREEMENT

between

Reata Pharmaceuticals, Inc.

and

KU Center for Technology Commercialization, Inc.

Exclusive License Agreement

Page i of 34

KUCTC-Reata	Confidential	[***]

TABLE OF CONTENTS

ARTICLE l. DEFINITIONS	4
ARTICLE 2. LICENSE GRANT	6
ARTICLE 3. TERM OF AGREEMENT	8
ARTICLE 4. FEES & ROYALTIES	8
ARTICLE 5. COMMERCIAL DILIGENCE & MILESTONES	10
ARTICLE 6. EQUITY OWNERSHIP	13
ARTICLE 7. CONFIDENTIALITY	13
ARTICLE 8. QUARTERLY & ANNUAL REPORTS	14
ARTICLE 9. PAYMENTS, RECORDS and AUDITS	15
ARTICLE 10. PATENT MARKING	16
ARTICLE 11. PATENT PROSECUTION AND MAINTENANCE	16
ARTICLE 12. TERMINATION BY LICENSOR	17
ARTICLE 13. TERMINATION BY LICENSEE	17
ARTICLE 14. DISPOSITION OF LICENSED PRODUCTS ON HAND	17
ARTICLE 15. WARRANTY BY LICENSOR	17
ARTICLE 16. INFRINGEMENT	18
ARTICLE 17. INSURANCE	19
ARTICLE 18. WAIVER	19
ARTICLE 19. ASSIGNABILITY	19
ARTICLE 20. INDEMNIFICATION BY LICENSEE	19
ARTICLE 21. NOTICES	20
ARTICLE 22. REGULATORY COMPLIANCE	20
ARTICLE 23. GOVERNING LAW	21
ARTICLE 24. RELATIONSHIP OF PARTIES	21
ARTICLE 25. USE OF NAMES	21
ARTICLE 26. DISPUTE RESOLUTION	21
ARTICLE 27. GENERAL PROVISIONS	22
EXHIBIT “A”	24
PATENT RIGHTS	24
EXHIBIT “B”	25
LICENSE TO THE UNITED STATES GOVERNMENT	25
EXHIBIT “C”	26
2015 ROYALTY REPORT	26
EXHIBIT “D”	27
ANNUAL DEVELOPMENT and COMMERCIALIZATION REPORT	27
EXHIBIT “E”	29
CURRENT DEVELOPMENT PLAN	29
EXHIBIT “F”	30
INTER-INSTITUTIONAL AGREEMENT	30
EXHIBIT “G”	31
MATERIAL TRANSFER AGREEMENT TEMPLATE	31

Page ii of 34

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

LICENSE AGREEMENT

THIS LICENSE Agreement (“Agreement”) is entered into this 26th day of September, 2014 by and between the KU CENTER FOR TECHNOLOGY COMMERCIALIZATION, INC, a Kansas non-profit § 501(c)(3) corporation, having its principal place of business at 3901 Rainbow Boulevard, Kansas City, Kansas 66160, hereinafter referred to as “KUCTC” or “Licensor,” and “REATA PHARMACEUTICALS, INC.” having its principal place of business at 2801 Gateway Drive, Suite 150, Irving, Texas 75063, hereinafter referred to as “Licensee.”

WITNESSETH

WHEREAS, certain inventions, generally characterized as small molecule modulators of heat shock proteins and assigned KUCTC Technology ID numbers [***] and [***], hereinafter collectively referred to as “the Invention”, have been made in the course of research at the University of Kansas conducted by Dr. Brian Blagg, et al., and the Department of Health and Human Services (“DHHS”) conducted by [***], and are Covered By Patent Rights (as defined below);

WHEREAS, the University of Kansas and the University of Kansas Medical Center (hereinafter collectively referred to as “KU”) and KUCTC have an agreement wherein KUCTC is the manager of intellectual property owned by KU;

WHEREAS, the United States Public Health Services (“PHS”) is a division of DHHS;

WHEREAS, the National Institutes of Health is an agency within PHS;

WHEREAS, prior to July 1, 2008, University of Kansas Center for Research, Inc. (“KUCR”) and KU had an agreement wherein KUCR was the manager of intellectual property owned by KU;

WHEREAS, PHS and the KUCR entered into an Interinstitutional Agreement dated March 22, 2005 in which PHS granted KUCR an exclusive license in Patent Rights (“the IIA”, which attached as Exhibit “F”)

WHEREAS, after July 1, 2008, KUCR, KUCTC, and KU entered into an agreement wherein KUCTC was the manager of intellectual property owned by KU;

WHEREAS, KUCR assigned all of its right, title, and interest in the IIA to its affiliate KUCTC effective July 1, 2008 such that KUCTC is the manager of intellectual property owned by or licensed to KU, including the Invention and the Patent Rights;

WHEREAS, the Inventions have been and/or will be developed by employees, students, or postdoctoral fellows of KU or DHHS; and

WHEREAS, KU and KUCTC together own or are an exclusive licensee in all right, title and interest in the Inventions and the Patent Rights as provided in the IIA; and

WHEREAS, Licensor desires that the Patent Rights be developed and utilized to the fullest extent so that their benefits can be enjoyed by the general public;

WHEREAS, Licensee wishes to obtain from Licensor a license under certain patent rights for the commercial development, production, manufacture, use and sale of Licensed Products and Licensor is willing to grant such a license upon the terms and conditions hereinafter set forth;

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

WHEREAS, the Patent Rights were developed in the course of research sponsored in part by the U.S. Government, and as a consequence are subject to overriding obligations of Licensor to the U.S. Government;

NOW THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, the parties hereby agree as follows:

ARTICLE l. DEFINITIONS

1.1	“Affiliate” means any company or other business entity that, directly or indirectly, controls, or is controlled by, or is under common control by Licensee. Solely for purposes of this definition, the term “control” means the possession of the power to direct or cause the direction of the management and policies of the entity, whether through ownership of voting securities or by contract. Control will be presumed if an entity owns, either of record or beneficially, at least fifty percent (50%) of the voting stock of the other entity. An entity will be deemed an Affiliate only while such ownership or control relationship continues.

1.2	“Clinical Candidate” means a compound which, following Lead Optimization, has been designated by Licensee for entry into GLP Toxicology Studies and other IND-directed research activities.

1.3	“…Covered By…” means a compound, composition, product, process, method or other substance or activity, the use, manufacture, or sale of which would infringe a Valid Claim within any pending or issued patent included in the Patent Rights claiming all, a portion, or a component or step of a Licensed Product.

1.4	“Commercially Diligent Efforts” means, with respect to a Licensed Product, the diligent exercise, dedication and expenditure of efforts, money, personnel, and resources as reasonably needed to develop, manufacture, market and sell the Licensed Product. Such efforts shall be documented and must be consistent with those utilized by companies of similar size and type that have successfully developed products and services similar to the Licensed Product. In determining Commercially Diligent Efforts with respect to a particular Licensed Product, Licensee may not reduce such efforts due to the competitive, regulatory or other impact of any other product or method that it owns, licenses or is developing or commercializing.

1.5	“Effective Date” means the latest date upon which an authorized representative of Licensee or Licensor signs this Agreement.

1.6	“Entity” means a corporation, an association, a joint venture, a partnership, a trust, a business, an institution, an individual, a government or political subdivision thereof, including an agency, or any other organization that can exercise independent legal standing.

1.7	“Fair Market Value” means the cash consideration which Licensee or its Sublicensee would realize from an unaffiliated, unrelated buyer in an arm’s length sale of an identical item sold in the same quantity, under the same terms, and at the same time and place.

1.8	“FDA” means the United States Food and Drug Administration.

1.9	“Field of Use” means all human and veterinary therapeutic and diagnostic uses.

1.10	“First Dosing”, with respect to human clinical trials, means the first administration of a Licensed Product to a subject in a specified clinical trial.

1.11	“GLP Toxicology Studies” means a non-clinical toxicology study conducted according to Good Laboratory Practices guidelines promulgated by the FDA, and intended to support submission of an IND.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

1.12	“IND” means an investigational new drug application filed with the FDA for authorization to commence Clinical Studies in the U.S. or an equivalent application filed with the applicable Regulatory Authority in another country or regulatory jurisdiction.

1.13	“IND Acceptance” means that either by issuing no comment during the 30-day IND review period or by providing some affirmative communication, the FDA has assented to the performance of the clinical trial proposed in the IND application.

1.14	“Initiation” means, with respect to a study in non-human mammals, the first dosing of a live subject in a study.

1.15	“Insolvent” means being unable to meet one’s debt obligations to another Entity as such debt obligations become due and not being able to provide reasonable financial assurances of becoming able to meet such obligations.

1.16	“Lead Compound” means an organic compound identified in screening assays and in vivo studies that shows sufficient activity to be a standard of comparison in medicinal chemistry research programs intended to identify additional compounds having superior potency, selectivity, in vivo activity, or other superior drug-like qualities.

1.17	“Lead Optimization” means the program of medicinal chemistry research intended to identify structure-activity relationships and apply the knowledge of those relationships to produce compounds having superior properties relative to a Lead Compound.

1.18	“Licensed Product” means any product, process, method of use, apparatus, kit or component part thereof, or any other subject matter, the manufacture, design, creation, use, importation, distribution, or sale of which is Covered By any Valid Claim.

1.19	“NDA” means New Drug Application according to FDA regulations, or the foreign equivalent.

1.20	“NDA Acceptance” means receipt of a communication from the FDA stating that a filed NDA has been accepted for review.

1.21	“Net Sales” means the gross amount invoiced by LICENSEE, AFFILIATE and/or any Sublicensee for the SALE of LICENSED PRODUCTS to a third party less: (i) normal and customary trade, cash and other discounts actually granted; (ii) charge back payments and rebates granted to managed health care organizations or to federal, state and local governments, their agencies and purchasers; (iii) commercially reasonable and customary fees paid to distributors (other than AFFILIATES) that are included in the gross invoiced amount;(iv) credits or allowances actually granted for rejections or returns of LICENSED PRODUCTS, including recalls (not to exceed the original invoiced amount); (v) sales or similar taxes, including without limitation, value added taxes or other governmental charges which are included in the invoiced amount; and (vi) freight, postage, shipping, customs duties and insurance charges for packaging which are included in the invoiced amount, all as recorded by LICENSEE in LICENSEE’s official books and records in accordance with generally accepted accounting practices and consistent with LICENSEE’s published financial statements and/or regulatory filings with the United States Securities and Exchange Commission, or as reported by any Sublicensee to Licensee in compliance with the terms of the relevant sublicense, as applicable. For the avoidance of doubt, sales and transfers among Licensee and its Sublicensees (for example, transfer of finished drug product from Licensee to a Sublicensee for commercial distribution) of Licensed Products intended for ultimate sale to third parties shall be disregarded for purposes of computing Net Sales.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

1.22	“Patent Rights” means and include all of the following Licensor intellectual property: The United States patents and/or patent applications listed in Exhibit “A”; United States patents issued from the applications listed in Exhibit “A” and from divisionals and continuations (other than continuations-in-part) of these applications and any reissues of such United States patents; claims of continuation-in-part applications and patents directed to subject matter specifically described in the patent(s) and/or patent application(s) listed in Exhibit “A”; and claims of all foreign applications and patents which are directed to subject matter specifically described in the United States patents and/or patent applications listed in Exhibit “A”.

1.23	“Phase 1 Clinical Trials” means a human clinical trial of a Licensed Product, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients or similar clinical study prescribed by the FDA or a comparable foreign regulatory authority, including the trials referred to in 21 C.F.R. §312.21(a), as amended.

1.24	“Phase 2 Clinical Trials” means a human clinical trial of a Product or a New Collaboration Compound, the principal purpose of which is a determination of safety and efficacy in the target patient population or a similar clinical study prescribed by the Regulatory Authorities, from time to time, pursuant to Applicable Law or otherwise, including the trials referred to in 21 C.F.R. §312.21(b), as amended.

1.25	“Phase 3 Clinical Trials” means a human clinical trial of a Product or New Collaboration Compound on a sufficient number of subjects that is designed to establish that a pharmaceutical product is safe and efficacious for its intended use and to determine warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range to be prescribed, which trial is intended to support marketing approval of such Product or New Collaboration Compound, including all tests and studies that are required by the FDA from time to time, pursuant to Applicable Law or otherwise.

1.26	“Sublicensee” means any party other than an Affiliate which enters into an agreement or arrangement with Licensee or receives a license grant from Licensee under the Patent Rights, to manufacture, have manufactured, offer for sale, sell, lease, use, practice, and/or import the Licensed Product, subject to the then-current applicable article, item, service, technology, and technical data-specific requirements of the U.S. export laws and regulations.

1.27	“Territory” means worldwide.

1.28	“Valid Claim” means a claim of any issued and unexpired patent or patent application that is part of Patent Rights, whose validity, enforceability, or patentability has not been affected by any of the following: (i) irretrievable lapse, abandonment, revocation, dedication to the public, or disclaimer, or (ii) a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court, governmental agency, national or regional patent office, or other appropriate body that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal.

ARTICLE 2. LICENSE GRANT

2.1	Exclusive Grant

Subject to the terms and conditions set forth herein, Licensor hereby grants to Licensee a royalty-bearing exclusive license to make, have made, use and sell any Licensed Product in the Field of Use under Licensor’s Patent Rights throughout the Territory. This grant is subject to the payment by Licensee to Licensor of all consideration required under this Agreement, and subject to any rights of the Government of the United States as set forth in Section 2.2. Upon request of Licensor or the National Institutes of Health, Licensee shall grant a non-exclusive royalty-bearing sublicense to qualified third parties for use of Patent Rights solely for diagnostic purposes. This grant is further subject to rights retained by Licensor and KU to:

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

a.	publish the general scientific findings from research conducted in whole or in part at KU related to the Patent Rights;

b.	manufacture, have manufactured, use, or practice the Patent Rights for research, teaching and other educationally-related purposes; and

c.	to permit other qualified non-profit and/or academic research institutions the limited right to use the Patent Rights, to make, have made, and use any Licensed Product for such organizations’ internal non-commercial research purposes. Any such grant of limited rights to a third party institution, including the transfer of any Licensed Product to any such third party institution or any other third party, shall be contingent upon the execution of a Material Transfer Agreement or equivalent agreement, substantially in the form of Exhibit “G”, limiting such third party’s activities to a specified research program for a specified period of time and providing Licensee with a right of first negotiation for exclusive rights to any resulting inventions. No such grant of limited rights to a third party institution shall include the right to conduct any research whatsoever, without the express written consent of Licensee in each and every instance, with a compound that has been designated by Licensee as a Clinical Candidate or which is under consideration for designation as a Clinical Candidate. As of the Effective Date, such compounds include KU-32. Any such grant of limited rights to a third party institution shall explicitly exclude, at all times, the right to conduct any research whatsoever in humans or administer any Licensed Product to humans.

d.	Neither KU nor Licensor, nor any Affiliate thereof, shall at any time use any Licensed Product in humans for any purpose whatsoever without the express written consent of Licensee.

2.2	The license granted in Section 2.1 hereof is expressly made subject to a non-exclusive, irrevocable, royalty-free license heretofore granted to the U.S. Government and in the general form as attached hereto as Exhibit “B” and incorporated herein by reference. The license granted in Section 2.1 hereof is also subject to the IIA attached hereto as Exhibit “F”.

2.3	Affiliates

Licensee may extend the license granted herein to any Affiliate if the Affiliate consents in writing to be bound by this Agreement to the same extent as Licensee; provided, however, that any fee or other consideration paid to Licensee in consideration of such extension will be subject to the provisions of Section 2.4 as if the Affiliate were a Sublicensee. Other agreements or arrangements with Affiliates relating to Patent Rights which result in the sale of Licensed Product(s) will be subject to the royalty payment and other applicable payment provisions of this Agreement

2.4	Sublicensing

Licensor hereby grants to Licensee the right to enter into sublicensing agreements with Sublicensees, provided that Licensee has current exclusive rights thereto in the Territory being sublicensed pursuant to Section 2.1 and subject to the following:

a.	Any sublicense granted by Licensee to a Sublicensee shall incorporate all of the terms and conditions of this Agreement, which shall be binding upon each Sublicensee as if such Sublicensee were a party to this Agreement. Licensee shall collect and guarantee all payments due Licensor from Sublicensee(s).

b.	If Licensee becomes Insolvent, Licensor’s proportionate share of all payments then or thereafter due and owing to Licensee from its Sublicensees for the sublicense of the Patent Rights will, upon notice from Licensor to any such Sublicensee, become payable directly to Licensor by Sublicensee for the account of Licensee.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

c.	Licensee shall within thirty (30) days of: (a) execution, provide Licensor with a copy of each sublicense granted by Licensee hereunder, and any amendments thereto or terminations thereof; and (b) receipt, summarize and deliver copies of all reports due to Licensee from Sublicensee(s).

d.	If this Agreement is terminated for any reason, any existing Sublicensee(s) will have the right to assume Licensee’s rights and obligations hereunder in the territory covered by the Sublicense. If any of the United States, Mexico, or Canada are not covered by any Sublicense, then the Sublicensee having rights in the countries of the European Union shall have the right to assume Licensee’s rights and obligations in any such non-sublicensed country. Following the termination of this Agreement, the Sublicensee shall execute a license agreement with Licensor.

ARTICLE 3. TERM OF AGREEMENT

Unless otherwise terminated by operation of law or by acts of the parties pursuant to the terms of this Agreement, this Agreement shall be in full force and effect from the Effective Date until the later of (a) the end of the term of the last-to-expire of Licensor’s Patent Rights licensed under this Agreement in each country, (b) ten (10) years from the date of the First Commercial Sale in each country, or (c) the expiration of regulatory exclusivity in each country that effectively bars the commercial sale of a generic version of a Licensed Product by a third party.

ARTICLE 4. FEES & ROYALTIES

4.1	License Issue Fee

Licensee shall pay to Licensor a non-refundable License Issue Fee of [***] US Dollars ($[***]) upon execution of this Agreement. Such License Issue Fee shall be deemed earned and immediately payable upon execution of this Agreement; failure to deliver said fee to Licensor on or before ten (10) business days following execution of this Agreement by both parties shall terminate this Agreement.

4.2	License Maintenance Fee

Licensee will pay an annual license maintenance fee in the amount of [***] US Dollars ($[***]), due and payable on each anniversary of the Effective Date beginning on September 26, 2015.

4.3	Running Royalty

As consideration for the license under this Agreement, Licensee shall pay to Licensor an earned royalty of [***] percent ([***]%) of Net Sales, whether Net Sales are achieved by Licensee or by a Sublicensee. For example, if Net Sales by Licensee in a territory are [***] dollars ($[***]), a royalty of [***] dollars ($[***]) will be due to Licensor. If Net Sales by any Sublicensee in a territory are [***] dollars, a royalty of [***] dollars will be due to Licensor, payable by Licensee. Earned royalties shall accrue in each country, the period of time commencing on the date of the First Commercial Sale in that country and continuing until the later of (a) the expiration of the last to expire Valid Claim in that country covering the manufacture, use or sale of such Licensed Product in such country, (b) ten (10) years from the date of the First Commercial Sale in that country, or (c) the expiration in that country of regulatory exclusivity that effectively bars the commercial sale of a generic version of a Licensed Product by a third party. Upon the occurrence in any given country of the later of events (a) through (c) in the preceding sentence, no further royalty shall accrue to Licensor for Net Sales in that country regardless of the amount of sales achieved in that country by Licensee or any Sublicensee.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

4.4	Minimum Royalty

Commencing with the first calendar quarter to occur following the date of first occurrence of Net Sales, Licensee shall pay to Licensor within forty-five (45) days of the end of said quarter a minimum annual royalty as provided below:

YEAR 1	[***] US Dollars ($[***])
YEAR 2	[***] US Dollars ($[***])
YEAR 3	[***] US Dollars ($[***])
YEAR 4	[***] US Dollars ($[***])
YEAR 5	[***] US Dollars ($[***]) (and Beyond)

Licensee shall continue to pay such minimum annual royalty until the end of the term of the last to expire of Licensor’s Patent Rights. Licensor shall fully credit each payment of minimum annual royalties against any earned royalties payable by Licensee with respect to the year in which the minimum annual royalty is made.

4.5	Sublicense Fees and Royalties

Licensee shall pay to Licensor the percentage specified below of any lump sum fee that is not an earned royalty, any fixed fee, license fee, milestone payment, unearned portion of any minimum royalty payment, joint marketing fee, intellectual property cross license, and any other property, consideration or thing of value given or exchanged as compensation for a sublicense (collectively, “Sublicense Income”). All such consideration received by Licensee shall be fully auditable by Licensor. If a Sublicensee purchases equity in Licensee in connection with the grant of a sublicense, Licensee and Licensor shall discuss in good faith to determine whether such equity investment was or was not purchased as compensation for the sublicense grant. Licensee shall not receive from Sublicensee(s) anything of value in lieu of cash payments in consideration for any sublicense under this Agreement without the express prior written permission of Licensor. Any non-cash consideration, including, without limitation, equity in other companies or equity investments in Licensee, received by the Licensee from any Sublicensee(s) will be valued at its Fair Market Value as of the date of receipt by Licensee.

If additional technologies owned or licensed by Licensee are included in a sublicense agreement that grants rights under this Agreement, the parties hereto will reasonably allocate value among the Patent Rights and the other technologies included in the sublicense and the Sublicense Income percentages set forth below shall be adjusted accordingly, resulting in the Sublicense Income percentages below being applied only to the portion of the total license value that is allocated to the Patent Rights, provided that in no event shall the value allocated to the Patent Rights be less than % of the total value of the Patent Rights and such other technologies. Additional technologies owned or licensed by Licensee are deemed to contribute no value if (1) they are a product, process or usage that falls within the scope of any Valid Claim and (2) the filing date of the Patent Rights predates the filing date of the additional Licensee owned or licensed patent rights included in the sublicense.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

Project Status at Time of Sublicense	Sublicense Income Percentage
[***]	[***] percent of Sublicense Income received by Licensee)

[***]	[***] percent of Sublicense Income received by Licensee)

[***]	[***] percent of Sublicense Income received by Licensee)

[***]	[***] percent of Sublicense Income received by Licensee)

[***]	[***] percent of Sublicense Income received by Licensee)

[***]	[***] percent of Sublicense Income received by Licensee)

4.6	Past Patent Expenses

Licensee shall reimburse past patent expenses incurred by Licensor in filing and prosecuting patent applications included in the Patents Rights according to the following payment plan. As of September 15, 2014, these expenses are estimated at [***] US Dollars ($[***]) (“Past Patent Expenses”).

As partial reimbursement of Past Patent Expenses, Licensee shall pay to Licensor [***] US Dollars ($[***]) within Fifteen (15) calendar days following initiation of GLP Toxicology Studies for the Lead Compound by Licensee.

As partial reimbursement of Past Patent Expenses, Licensee shall pay to Licensor another [***] US Dollars ($[***]) within Fifteen (15) calendar days following successful completion of 28-day non-rodent GLP Toxicology Studies with an Acceptable Toxicity Profile.

“Acceptable Toxicity Profile” shall be defined as a body of results that is suitable to support IND filing for the proposed indication, including but not limited to a defined no-adverse-effect-level (NOAEL) that would provide an appropriate safety margin to support clinical development.

Licensee shall pay all future patent expenses as set forth in Article 10 hereof.

ARTICLE 5. COMMERCIAL DILIGENCE & MILESTONES

5.1	Commercial Diligence

Upon execution of this Agreement, Licensee shall diligently proceed with Commercially Diligent Efforts to develop, manufacture, practice, sell and use the Licensed Products in order to make them readily available to the general public as soon as possible on commercially reasonable terms. Licensee shall continue active, diligent Commercially Diligent Efforts for one or more Licensed Product(s) throughout the term of this Agreement (“Actively Commercializing”). In addition, Licensee shall perform at least the following obligations as part of its due diligence activities hereunder:

(a)	Licensee shall [***].

(b)	Licensee shall [***].

(c)	Licensee shall [***].

(d)	Licensee shall [***].

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

Meeting each milestone one time will satisfy Commercial Diligence requirements in Section 5.1, regardless of the number of compounds that are ultimately developed.

If, despite using Commercially Diligent Efforts, Licensee is unable to meet any of the foregoing due diligence milestones, Licensor will grant to Licensee, upon Licensee’s request, a one-year extension of time to meet any missed milestone, subject to the following: (i) Licensor would have no obligation to grant Licensee more than [***] one-year extensions per milestone; (ii) In consideration of each one-year extension that Licensor grants, Licensee would be obligated to pay Licensor an extension fee of [***] Dollars ($[***]USD) for each of the [***] extensions, and (iii) Each extension granted shall be considered to apply to the specific milestone for which it is granted and to all subsequent milestones, but shall be considered one (1) extension for purposes of clauses (i) and (ii).

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

5.2	Milestones and Fees

a.	Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon [***].

b.	Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon [***].

c.	Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon [***].

d.	Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon [***].

e.	Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon [***].

f.	Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon [***].

g.	Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon [***].

h.	Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon [***].

Each required payment will be paid to Licensor within thirty (30) days of completion of each milestone listed above.

Beginning with IND acceptance, each milestone may be paid up to [***] times if different compounds are developed in different therapeutic areas, (e.g., [***]). If a back-up or replacement compound is substituted for an initial lead compound in a given indication, milestones achieved with the back-up or replacement compound will not be payment-bearing until a previously unpaid milestone is reached. For example, if the initially developed compound has entered Phase I and is then replaced, no milestone payments will be due for the replacement compound until first dosing in a Phase II trial is achieved.

5.3	Sales Milestones

a.	Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon first achievement of worldwide Net Sales of [***] US Dollars ($[***]) for the first Licensed Product.

b.	Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon first achievement of worldwide Net Sales of [***] US Dollars ($[***]) for the first Licensed Product.

c.	Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon first achievement of worldwide Net Sales of [***] US Dollars ($[***]) for the first Licensed Product.

d.	Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon first achievement of worldwide Net Sales of [***] US Dollars ($[***]) for the first Licensed Product.

e.	Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon first achievement of worldwide Net Sales of [***] US Dollars ($[***]) for the first Licensed Product.

Each required payment will be paid to Licensor within thirty (30) days of completion of each milestone listed above.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

5.4	Sponsored Research

Licensee shall spend at least [***] US dollars ($[***]) at KU within one (1) year of the Effective Date for the development of Licensed Products (“Sponsored Research”). This sponsored research agreement will be renewable annually upon mutual agreement. The Parties agree to negotiate the terms of such Sponsored Research Agreements in good faith.

ARTICLE 6. EQUITY OWNERSHIP

The parties agree that no equity interest in Licensee will be granted to Licensor or KU in relation to this Agreement.

ARTICLE 7. CONFIDENTIALITY

7.1	Licensee and Licensor acknowledge that either party may provide certain information to the other with regard to the Inventions that is considered to be confidential. It is therefore agreed that any information received by one party from the other, and clearly designated at the time of disclosure or promptly thereafter as “CONFIDENTIAL” (“Confidential Information”), shall not be disclosed by either party to any third party other than its outside legal, accounting, tax and financial advisors, bona fide potential acquirors and potential investors, and potential and existing lenders, financing sources, Sublicensees, consultants, and contractors, provided that they have been informed of the confidential nature of such information and are bound by confidentiality obligations no less stringent than the obligations contained herein. It is acknowledged and agreed that the financial information contained in this Agreement is Confidential Information. Confidential Information shall not be used by either party hereto or the third parties enumerated above for purposes other than those contemplated by this Agreement for a period of five (5) years from the termination of this Agreement, unless or until –

a.	said information becomes known to third parties not under any obligation of confidentiality to the disclosing party, or becomes publicly known through no fault of the receiving party;

b.	contemporaneously dated written records demonstrate that said information was already in the receiving party’s possession prior to the disclosure of said information to the receiving party, except in cases when the information has been covered by a preexisting confidentiality agreement;

c.	said information is subsequently disclosed to the receiving party by a third party not under any obligation of confidentiality to the disclosing party;

d.	said information is approved for disclosure by prior written consent of the disclosing party;

e.	said information is required to be disclosed by court order or governmental law or regulation, provided that, except with respect to disclosures required by applicable securities laws or regulations, the receiving party gives the disclosing party prompt notice of any such requirement and cooperates with the disclosing party in attempting to limit such disclosure; or

f.	said information is proven by contemporaneously dated written records to have been independently developed by the receiving party without recourse or access to the information.

7.2

Each party hereto acknowledges that the obligations undertaken by it pursuant to this Section are unique and that the other party will have no adequate remedy at law if such party shall fail to perform any of its obligations hereunder, and such party therefor confirms the other party’s right to specific performance of the terms of this Section is essential to protect the rights and interests of the other party. Accordingly, each party agrees that, in addition to any other remedies that the other party may have at law or in equity, the other party shall have the right to sue in equity to have all obligations of such party pursuant to this Section specifically performed by such party, and the other party shall have the right to

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

seek preliminary and permanent injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Section by such party. Each party hereby expressly waives the defense that a remedy in damages will be adequate for a breach by it under this Section. Each party further agrees that the other party shall not be required to post a bond as a condition to obtaining or exercising such remedies, and such party hereby waives any such requirement or condition.

7.3	Licensee acknowledges that Licensor is subject to the Kansas Open Records Act, K.S.A. 45-215 et seq.. Licensor shall keep confidential any information provided to Licensor by Licensee that Licensee considers confidential, to the extent allowable under the Kansas Open Records Act.

ARTICLE 8. QUARTERLY & ANNUAL REPORTS

8.1	Annual and Quarterly Royalty Report

Within sixty (60) days after the end of the calendar year in which Net Sales first occur, and within sixty (60) days after the end of each calendar quarter thereafter, Licensee shall provide Licensor with a written report detailing all sales and uses, if any, made of Licensed Products during the preceding calendar quarter, and detailing the amount of Net Sales made during such quarter and calculating the royalties due to Licensor pursuant to Article 4 hereof. Each report shall include at least the following:

g.	Amount of Net Sales, on a country-by-country basis, of Licensed Products sold by and/or for Licensee, Affiliates and all Sublicensees;

h.	accounting for Net Sales, noting the deductions applicable as provided in Section 1.21;

i.	total royalties due to Licensor; and

j.	names and addresses of all Sublicensees.

Each report shall be in substantially similar form as Exhibit “C” attached hereto. Each such report shall be signed by an officer of Licensee (or the officer’s designee). With each such report submitted, Licensee shall pay to Licensor the royalties and fees due and payable under this Agreement. If no royalties shall be due, Licensee shall so report. Licensee’s failure to submit a royalty report in the required form will constitute a breach of this Agreement. Prior to achievement of Net Sales, no report shall be due to Licensor other than as specified in Section 8.2 or in association with a payment based on one or more developmental milestones as listed in Section 5.2.

8.2	Progress Report and Commercialization Plan

Commencing thirty days after January 1, 2015, and thirty days after each January 1 thereafter, Licensee shall submit to Licensor a written report covering Licensee’s (and any Sublicensee’s) progress in (a) development and testing of all Licensed Products; (b) achieving the due diligence milestones specified herein; (c) preparing, filing, and obtaining of any approvals necessary for marketing the Licensed Products; and (d) plans for the upcoming year in commercializing the Licensed Product(s). Each report shall be in substantially similar form and contain at least the information required by Exhibit “D” attached hereto and incorporated herein by this reference.

8.3	On or before the ninetieth (90th) day following the close of Licensee’s fiscal year, Licensee shall provide Licensor with Licensee’s certified financial statements for the preceding fiscal year including, at a minimum, a balance sheet. Provision of more than a balance sheet will be at Licensee’s sole option.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

8.4	In addition to the regular reports required by Section 8.1 and 8.2, hereof, Licensee shall provide a written report to Licensor of the date of first occurrence of Net Sales in each country within sixty (60) days of the occurrence thereof.

ARTICLE 9. PAYMENTS, RECORDS and AUDITS

9.1	Payments

Licensee shall pay all royalties accruing to Licensor in U.S. Dollars, without deduction of exchange, collection, wiring fees, bank fees, or any other charges, within thirty (30) days following the calendar quarter in which Net Sales occur. Each payment will reference KUCTC License ID #[***]. All payments to Licensor will be made in United States Dollars by wire transfer or check payable to the [***], and sent to:

[***]

[***]

[***]

[***]

[***]

Wire Transfer Information:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

For converting any Net Sales made in a currency other than United States Dollars, the parties will use the conversion rate published in the Wall Street Journal/Telegraphic Transfer Selling conversion rate reported by the Sumitomo Bank, Tokyo, or other industry standard conversion rate approved in writing by Licensor for the last day of the calendar quarter for which such royalty payment is due or, if the last day is not a business day, the closest preceding business day.

9.2	Late Payments

In the event royalty payments or other fees are not received by Licensor when due hereunder, Licensee shall pay to Licensor interest charges at the rate of twelve percent (12%) per annum on the total royalties or fees due for the reporting period.

9.3	Records

Licensee shall keep, and require its Sublicensees and Affiliates to keep, complete, true and accurate records and books containing all particulars that may be necessary for the purpose of showing the amounts payable to Licensor hereunder. Records and books shall be kept at Licensee’s principal place of business or the principal place of business of the appropriate division of Licensee to which this Agreement relates.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

9.4	Audit

The books and the supporting data referred to in Section 9.3 shall be open to inspection by Licensor or its agents, upon reasonable prior notice to Licensee, at all reasonable times for a term of five (5) years following the end of the calendar year to which they pertain, upon reasonable prior notice to Licensee, for the purpose of verifying Licensee’s royalty statement or compliance in other respects with this Agreement. Such access will be available to Licensor upon not less than ten (10) days written notice to Licensee, not more than once each calendar year until termination of this Agreement, during normal business hours, and once a year for three (3) years after the expiration or termination of this Agreement. Should such inspection lead to the discovery of a discrepancy in reporting to Licensor’s detriment exceeding [***] percent ([***]%) of the amount due or [***] dollar ($[***]) US, whichever is greater, Licensee agrees to pay the full cost of such inspection and shall pay such cost within thirty (30) days after receiving written notice that such inspection showed such underpayment. If the audit determines that there has been an overpayment by Licensee, the amount of the overpayment will be deducted from the next payment due to Licensor.

ARTICLE 10. PATENT MARKING

Licensee shall permanently and legibly mark all Licensed Products made, used or sold under the terms of this Agreement, or their containers, in accordance with all applicable patent-marking and notice provisions under Title 35, United States Code.

ARTICLE 11. PATENT PROSECUTION AND MAINTENANCE

11.1	Future Patent Expenses

Licensee will pay, within thirty (30) days of invoice, all future expenses for filing, prosecuting, enforcing, and maintaining the Patent Rights that are licensed to Licensee hereunder, including without limitation, any taxes on such Patent Rights. Licensee will receive such invoices directly from patent counsel; Licensor will receive a copy of such invoice. Licensee shall pay such invoices directly to patent counsel with written confirmation of payment to Licensor.

11.2	Patent Counsel

Licensor will work closely with Licensee to develop a suitable strategy for the prosecution and maintenance of all Patents Rights. Licensee may select patent counsel for the prosecution and maintenance of Patent Rights, provided such counsel is reasonably acceptable to Licensor. The selected patent attorney will agree to keep both Licensee and Licensor, as co-clients, equally informed and involved as to all material information, material communications with governmental patent offices, material issues and decisions, and related matters applicable to prosecuting the patent applications for the Patent Rights and for maintaining the Patent Rights in good standing. Decisions for prosecuting the patent applications will be made so as to obtain the broadest patent protection that is reasonable and practical under the circumstances. Licensee will request that copies of all documents prepared by the patent attorney selected by Licensee be provided to Licensor for review and comment prior to filing to the extent practicable under the circumstances. All patent applications and patents will be in the name of Licensor, owned by Licensor and included as part of the Patent Rights licensed pursuant to this Agreement. Licensee will promptly notify Licensor of its plans to file, revise or drop any patent application or claim which may adversely affect the Patent Rights or the rights or royalties of Licensor in the Licensed Product(s) under this Agreement. Licensee and the selected patent attorney shall not change any inventorship designations and shall not drop or reduce any claim in a pending patent application which may adversely affect the Patent Rights or royalties of Licensor without the written consent of Licensor. Licensee shall notify Licensor at least forty five (45) days prior to abandonment of any patent application and/or patents under Patent Rights.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

ARTICLE 12. TERMINATION BY LICENSOR

12.1	If Licensee should: (a) fail to deliver to Licensor any statement or report required hereunder when due; (b) fail to make any payment at the time that the same should be due; (c) violate or fail to perform any covenant, condition, or undertaking of this Agreement to be performed by it hereunder; (d) cease active Commercially Reasonable Effort to commercialize a Licensed Product(s); (e) file a bankruptcy action, or have a bankruptcy action against it, or become Insolvent; or (f) enter into a composition with creditors, or have a receiver appointed for it; then Licensor may give written notice of such default to Licensee. If Licensee should fail to cure such default within thirty (30) days of such notice, the rights, privileges, and license granted hereunder shall automatically terminate.

12.2	No termination of this Agreement by Licensor shall relieve Licensee of its obligation to pay any monetary obligation due or owing at the time of such termination and shall not impair any accrued right of Licensor. Licensee shall pay all attorneys’ fees and costs incurred by Licensor in enforcing any obligation of Licensee or accrued right of Licensor. Articles 7, 9, 20, 22, 25, 26, and Section 12.2, 15.2, 15.3, and 27.7 hereof shall survive any termination of this Agreement.

ARTICLE 13. TERMINATION BY LICENSEE

13.1	Licensee may terminate this Agreement, in whole or as to any specified patent, at any time and from time to time without cause, by giving written notice thereof to Licensor. Such termination shall be effective one hundred twenty (90) days after such notice and all Licensee’s rights associated therewith shall cease as of that date.

13.2	Any termination pursuant to Section 13.1 hereof shall not relieve Licensee of any obligation or liability accrued hereunder prior to the effective date of such termination, or rescind or give rise to any right to rescind any payments made or other consideration given to Licensor hereunder prior to the time such termination becomes effective. Such termination shall not affect in any manner any rights of Licensor arising under this Agreement prior to the date of such termination.

ARTICLE 14. DISPOSITION OF LICENSED PRODUCTS ON HAND

Upon termination of this Agreement by either party pursuant to section 13.1 or 12.1, Licensee shall provide Licensor with a written inventory of all Licensed Products in process of manufacture, in use or in stock. Licensee may dispose of any such Licensed Products within the ninety (90) day period following such termination, provided, however, that Licensee shall pay royalties and render reports to Licensor thereon in the manner specified herein.

ARTICLE 15. WARRANTY BY LICENSOR

15.1	Licensor warrants that it has the lawful right to grant the license set forth in this Agreement.

15.2	EXCEPT AS EXPRESSLY PROVIDED IN SECTION 15.1, THE PARTIES ACKNOWLEDGE AND AGREE THAT KU, LICENSOR, ITS AFFILIATES, AGENTS, EMPLOYEES, AND THE INVENTORS HAVE MADE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR THE VALIDITY OR ENFORCEABILITY OF PATENT RIGHTS IN NO EVENT SHALL LICENSOR, ITS AFFILIATES, AGENTS, EMPLOYEES, AND THE INVENTORS BE HELD RESPONSIBLE FOR ANY DIRECT, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE EXERCISE OF PATENT RIGHTS, EVEN IF LICENSOR IS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

15.3	Nothing in this Agreement shall be construed as:

a.	a warranty or representation by Licensor as to the validity, enforceability, or scope of any Patent Rights.

b.	a warranty or representation by Licensor that the exercise or practice by the Licensee of the license granted herein (including making, using, selling, offering for sale, or importing the Licensed Product) is or will be free from infringement of intellectual property rights of third parties.

c.	an obligation by Licensor or KU to bring or prosecute actions or suits against third parties for patent infringement, except as expressly provided in Article 16 hereof.

d.	an obligation to furnish any know-how not provided in the Patent Rights.

e.	conferring by implication, estoppel or otherwise any license or rights under any patents of Licensor other than Patent Rights.

15.4	Any breach of the representations or warranties made in this Article 15 shall entitle Licensee to a refund of all payments made to Licensor as consideration for the rights granted under this Agreement, and said refund shall be the sole remedy available to Licensee for breach or violation of any provisions contained in this Article 15.

ARTICLE 16. INFRINGEMENT

16.1	If either party learns of a claim of infringement of any of Licensor’s Patent Rights licensed under this Agreement, that party shall give written notice of such claim to the other party. Licensor, in consultation with Licensee, shall then use reasonable efforts to terminate such infringement if the parties mutually agree that such efforts are appropriate under the circumstances. In the event Licensor fails to abate the infringing activity within ninety (90) days after such written notice or to bring legal action against the third party, Licensee may bring suit for patent infringement. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of Licensor, which consent shall not be unreasonably withheld.

16.2	Any such legal action shall be at the expense of the party by whom suit is filed, hereinafter referred to as the “Litigating Party”. Any damages or costs recovered by the Litigating Party in connection with a legal action filed by it hereunder, and provided that the Litigating Party is reimbursed for its costs and expenses reasonably incurred in the lawsuit, and after any royalties or other payments due to Licensor under Article 4 are paid, shall be retained by Licensee under the following conditions: (a) damages for lost sales shall be treated as Net Sales (after reasonable costs and expenses of litigation are subtracted), and the royalty due on the corresponding amount of Net Sales shall be paid to Licensor; (b) [***] percent ([***]%) of punitive damages, if any, in excess of damages for lost sales shall be paid to Licensor and the remainder shall be retained by Licensee.

16.3	Licensee and Licensor shall cooperate with each other in litigation proceedings instituted hereunder, provided that such cooperation shall be at the expense of the Litigating Party, and such litigation shall be controlled by the Litigating Party.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

ARTICLE 17. INSURANCE

17.1	Insurance Requirements

Beginning at the time any Licensed Product is being distributed or sold (including for the purpose of obtaining any required regulatory approvals) by Licensee, Affiliate, or a Sublicensee, Licensee will, at its sole cost and expense, procure and maintain commercial general liability insurance issued by an insurance carrier with an A.M. Best rating of “A” or better in amounts not less than $[***] per incident and $[***] annual aggregate. Licensee will have Licensor, KU, and their respective officers, employees and agents, named as additional insureds. All rights of subrogation will be waived against Licensor and its insurers. Such commercial general liability insurance will provide (i) product liability coverage; (ii) broad form contractual liability coverage for Licensee’s indemnification under this Agreement; and (iii) coverage for litigation costs. The specified minimum insurance amounts will not constitute a limitation on Licensee’s obligation to indemnify Licensor, KU, and their respective officers, employees and agents, under this Agreement.

17.2	Evidence of Insurance and Notice of Changes

Licensee will provide Licensor with written evidence of such insurance upon request by Licensor. Licensee will provide Licensor with written notice of at least thirty (30) days prior to the cancellation, non-renewal, or material change in such insurance.

17.3	Continuing Insurance Obligations

Licensee will maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any Licensed Product(s) and/or Licensed Service(s) developed pursuant to this Agreement is being commercially distributed or sold by Licensee, any Affiliate, or any Sublicensee or agent of Licensee; and (ii) for five (5) years after such period.

ARTICLE 18. WAIVER

No waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

ARTICLE 19. ASSIGNABILITY

This Agreement is not assignable or otherwise transferable by Licensee without the prior written consent of Licensor, except in conjunction with a merger, acquisition, or similar transaction. The failure of Licensee to comply with the terms of this paragraph shall be grounds for termination of the Agreement by Licensor under Article 12.

ARTICLE 20. INDEMNIFICATION BY LICENSEE

Licensee shall indemnify, hold harmless and defend Licensor, KU, and their respective officers, employees, inventors, affiliates, and agents, against any and all claims, suits, losses, damages, costs, liabilities, fees and expenses (including reasonable fees of attorneys) resulting from or arising out of or in connection with: (a) the exercise of any license granted under this Agreement; (b) the breach of this Agreement by Licensee; (c) Licensee’s failure to comply with any applicable laws, rules, or regulations, or (d) any act, error, or omission of Licensee, its officers, agents, employees, Affiliates, or Sublicensees, except where such claims, suits, losses, damages, costs, fees, or expenses result solely from the gross negligence, fraud, or intentional misconduct of the Licensor, its affiliates, officers, employees or agents. Licensee shall give Licensor prompt and timely notice of any claim or suit instituted of which Licensee has knowledge that in any way, directly or indirectly, affects or might affect Licensor, and Licensor shall have the right at its own expense to participate in the defense of the same.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

ARTICLE 21. NOTICES

Any payment, notice or other communication required or permitted to be given to either party hereto shall be in writing and shall be deemed to have been properly given and effective: (a) on the date of delivery if delivered in person during recipient’s normal business hours; or (b) on the date of attempted delivery if delivered by courier, express mail service or first-class mail, registered or certified. Such notice shall be sent or delivered to the respective addresses given below, or to such other address as either party shall designate by written notice given to the other party as follows:

In the case of Licensee:

Reata Pharmaceuticals, Inc.

Attn: Robin Kral, VP of Licensing & Intellectual Property

2801 Gateway Drive, Suite 150

Irving, Texas 75063

In the case of Licensor:

KU Center for Technology Commercialization, Inc.

Attn: Director, KUCTC

KU Medical Center

Wescoe Pavilion M.S. 1039

3901 Rainbow Boulevard

Kansas City, Kansas 66160

ARTICLE 22. REGULATORY COMPLIANCE

21.1	When required by local/national law, Licensee shall register this Agreement, pay all costs and legal fees connected therewith, and otherwise ensure that the local/national laws affecting this Agreement are fully satisfied.

21.2	Licensee shall comply with all applicable U.S. laws dealing with the export and/or management of technology or information. Licensee understands that the Arms Export Control Act (AECA), including its implementing International Traffic In Arms Regulations (ITAR,) and the Export Administration Act (EAA), including its Export Administration Regulations (EAR), are some (but not all) of the laws and regulations that comprise the U.S. export laws and regulations. Licensee further understands that the U.S. export laws and regulations include (but are not limited to): (1) ITAR and EAR product/service/data-specific requirements; (2) ITAR and EAR ultimate destination-specific requirements; (3) ITAR and EAR end user-specific requirements; (4) ITAR and EAR end use-specific requirements; (5) Foreign Corrupt Practices Act; and (6) anti-boycott laws and regulations. Licensee will comply with all then-current applicable export laws and regulations of the U.S. Government (and other applicable U.S. laws and regulations) pertaining to the Licensed Product(s) (including any associated products, items, articles, computer software, media, services, technical data, and other information). Licensee certifies that it will not, directly or indirectly, export (including any deemed export), nor re-export (including any deemed re-export) the Licensed Product(s) (including any associated products, items, articles, computer software, media, services, technical data, and other information) in violation of U.S. export laws and regulations or other applicable U.S. laws and regulations. Licensee will include an appropriate provision in its agreements with its authorized Sublicensees to assure that these parties comply with all then-current applicable U.S. export laws and regulations and other applicable U.S. laws and regulations

21.3	Licensee agrees to use commercially reasonable efforts to ensure that products used or sold in the United States embodying Licensed Products shall be manufactured substantially in the United States, unless a written waiver is obtained in advance from the sponsoring federal agency.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

ARTICLE 23. GOVERNING LAW

This Agreement shall be interpreted and construed in accordance with the laws of the State of Kansas, without application of any principles of choice of laws.

ARTICLE 24. RELATIONSHIP OF PARTIES

In assuming and performing the respective obligations under this Agreement, Licensee and Licensor are each acting as independent parties and neither shall be considered or represent itself as a joint venture, partner, agent or employee of the other.

ARTICLE 25. USE OF NAMES

25.1	By Licensee

Licensee shall not, without prior written consent of the Licensor, use the name or any trademark or trade name owned by Licensor, KU, or by an affiliate of KU, in any publication, publicity, advertising, or otherwise, except that Licensee may identify KUCTC as licensor of the Patent Rights and Licensed Products.

25.2	By Licensor

Licensor may use Licensee’s name in connection with Licensor’s publicity related to Licensor’s intellectual property and commercialization achievements.

ARTICLE 26. DISPUTE RESOLUTION

Except for the right of either party to apply to a court of competent jurisdiction for a temporary restraining order, a preliminary injunction, or other equitable relief to preserve the status quo or prevent irreparable harm, any and all claims, disputes or controversies arising under, out of, or in connection with the Agreement, including but not limited to any dispute relating to patent validity or infringement, which the parties shall be unable to resolve within sixty (60) days shall be mediated in good faith. The party raising such dispute shall promptly advise the other party, in writing, of such dispute. By not later than five (5) business days after the recipient has received such notice of dispute, each party shall have selected for itself a representative who shall have the authority to bind such party, and shall additionally have advised the other party in writing of the name and title of such representative. By not later than ten (10) days after the date of such notice of dispute, the party against whom the dispute shall be raised shall select a mediator in the Kansas City area and such representatives shall schedule a date with such mediator for a hearing. The parties shall enter into good faith mediation and shall share the costs equally. If the representatives of the parties have not been able to resolve the dispute within fifteen (15) business days after such mediation hearing, then any and all claims, disputes or controversies arising under, out of, or in connection with this Agreement, including any dispute relating to patent validity or infringement, shall be resolved through arbitration if the parties mutually consent, or through any judicial proceeding either in the courts of the State of Kansas or in the United States District Court for the District of Kansas, to whose jurisdiction for such purposes Licensee and Licensor each hereby irrevocably consents and submits. All costs and expenses, including reasonable attorneys’ fees, of the prevailing party in connection with resolution of a dispute by arbitration or litigation of such controversy or claim shall be borne by the other party.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

ARTICLE 27. GENERAL PROVISIONS

27.1	The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

27.2	This Agreement shall not be binding upon the parties until it has been signed below by or on behalf of each party.

27.3	No amendment or modification of this Agreement shall be valid or binding upon the parties unless made in writing and signed by both parties hereto.

27.4	This Agreement embodies the entire understanding of the parties and supersedes all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter thereof.

27.5	The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

27.6	This Agreement may be signed in counterparts, each of which when taken together shall constitute one fully executed document. Each individual executing this Agreement on behalf of a legal Entity does hereby represent and warrant to each other person so signing that he or she has been duly authorized to execute this Agreement on behalf of such Entity.

27.7	In the event of any litigation, arbitration, judicial reference or other legal proceeding involving the parties to this Agreement to enforce any provision of this Agreement, to enforce any remedy available upon default under this Agreement, or seeking a declaration of the rights of either party under this Agreement, the prevailing party shall be entitled to recover from the other such attorneys’ fees and costs as may be reasonably incurred, including the costs of reasonable investigation, preparation and professional or expert consultation incurred by reason of such litigation, arbitration, judicial reference, or other legal proceeding.

27.8	Except as required by law, neither party may disclose the financial terms of this Agreement without the prior written consent of the other party.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

IN WITNESS WHEREOF, Licensor and Licensee have executed this Agreement by their respective officers hereunto duly authorized, on the day and year hereinafter written.

“Licensee”		“Licensor”

REATA PHARMACEUTICALS, INC.		KU CENTER FOR TECHNOLOGY COMMERCIALIZATION, INC.

By	/s/ J. Warren Huff	By	/s/ Rajiv Kulkarni, Ph.D, MBA, CLP
	(Signature)		(Signature)
Name	J. Warren Huff	Name:	Rajiv Kulkarni, Ph.D, MBA, CLP
Title	Chief Executive Officer	Title:	Director

Date	9/24/2014	Date	9/30/2014

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

EXHIBIT “A”

PATENT RIGHTS

KU Ref No.	Matter	Application No. Date of Filing	Title	Inventor(s)

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

[***]	[***]	[***] [***]	[***]	[***]

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

EXHIBIT “B”

LICENSE TO THE UNITED STATES GOVERNMENT

This instrument confers to the United States Government, as represented by the Department of Health and Human Services and Department of Defense, a non-exclusive, non-transferable, irrevocable, paid-up license to practice or have practiced on its behalf throughout the world the following subject inventions. This license will extend to all divisions or continuations of the patent application and all patents or reissues, which may be granted thereon:

Invention Title: [***] (KUCTC ID # [***]), and [***] (KUCTC ID # [***])

Inventor(s):

            [***]

            [***]

Patent Application Serial No.: All Patent Application Serial numbers in Exhibit A including foreign patent applications.

The subject Inventions were conceived and/or first actually reduced to practice in performance of a government-funded project, Grant Nos.: [***],[***],[***],[***], and [***]

Principal rights to this subject invention have been left with the University of Kansas, subject to the provisions of 37 CFR 401 and 45 CFR 8.

Signed:		Date:
Name:	Rajiv Kulkarni, Ph.D, MBA, CLP	Title:	Director, KUCTC

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

EXHIBIT “C”

2015 ROYALTY REPORT

LICENSEE:	KUCTC Technology ID #

Period Covered: From Through:

Prepared By:	Date:

Approved By:	Date:

If Licensee has several licensed products, please prepare separate reports for each. Then, compile all licensed products into a summary report.

Country and Patent	Product or Tradename	Quantity Sold	Unit Price	Gross Sales	* Less Allowances	Net Sales	Royalty Rate	Period Royalty Amount
								This Year	Last Year

USA				$	$	$		$	$

#

Canada

#

Europe:

#

#

#

#

#

#

Japan

#

Other:

#

#

Sublicense #1 (name)

#

Sublicense #2 (name)

#

TOTAL:				$	$	$		$	$

Total Royalty Due: $

Sales Milestone Payments: If any of the cumulative sales milestones in Section 5.3 of the Exclusive License Agreement have been achieved, specify the milestone(s) achieved and the associated payment(s) due. If payment has not already been made in accordance with Section 5.3, please include such payment separately along with the total royalty due.

*	On a separate page, please indicate the reasons for adjustments, if significant. Please refer to the following examples as applicable: (1) cash, trade or quantity discounts actually allowed; (2) sales, use, tariff, customs duties or other excise taxes directly imposed upon particular sales; (3) outbound transportation charges—prepaid or allowed, and (4) allowances or credits to third parties for rejections or returns.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

EXHIBIT “D”

ANNUAL DEVELOPMENT AND COMMERCIALIZATION REPORT

For

Reata Pharmaceuticals, Inc.

[***] (if several, use oldest)

For period beginning                                  and ending                              (“Period”)

Date:

Contact Person:                                  Phone:                                          Email:

1. Commercialization Efforts

A.	List all countries in which marketing approval was first received for a Licensed Product in the preceding calendar year. Provide the corresponding commercial name of any such newly approved Licensed Products.

B.	List all countries in which an NDA or equivalent marketing application was filed for a Licensed Product in the preceding calendar year, providing details of the applicable indication(s). If any such application was not accepted, or if the application was not approved, provide details.

C.	List all countries in which first commercial sales of a Licensed Product were achieved in the preceding calendar year.

D.	List any other material changes in the marketing status of any Licensed Product.

E.	If any of A-C above is associated with a milestone payment under Section 5 of the Exclusive License Agreement, please note this and confirm that the payment has been made.

Yes No	In the designated reporting period, did your company or any Sublicensee of the above-referenced technology have 500 or more employees? (This information is required to determine and report large or small entity status in the United States.)

2. Product Development

A.	List all clinical trials of Licensed Products that were initiated in the preceding calendar year, whether by Licensee or a sublicensee.

B.	List all clinical trials of Licensed Products that were completed in the preceding calendar year. If the results are known and have been publicly disclosed, provide a summary of the results (if a press release or other public disclosure concerning such results became available during the preceding calendar year, please provide if not previously communicated to Licensor). If a trial was initiated but not completed, describe the trial and the reasons for non-completion.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

C.	If a Licensed Product has not yet entered clinical trials, list all major non-clinical studies completed during the preceding calendar year (i.e., GLP studies designed to support an IND or NDA filing) and provide a summary of the results if known.

D.	List any significant manufacturing issues or achievements related to Licensed Products during the preceding calendar year.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

EXHIBIT “E”

CURRENT DEVELOPMENT PLAN

[***] Program

[***]

Exhibit “E”

CURRENT DEVELOPMENT PLAN

In addition to the activities shown above, manufacturing studies will address the feasibility of large-scale production of both [***] and [***]. Research at KU sponsored by Licensee will support in vivo testing of these compounds, and others, in models of diabetic neuropathy. Studies with anti-cancer compounds will be directed towards further profiling and eventual selection of a lead compound for detailed in vivo profiling.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

EXHIBIT “F”

INTER-INSTITUTIONAL AGREEMENT

The Inter-institutional Agreement between National Institutes of Health (NIH Ref. No. L-096-2005/0) and KU Center for

Technology Commercialization, Inc. (KUCTC Ref. No. 05IIA003L) is incorporated by reference herein.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

EXHIBIT “G”

MATERIAL TRANSFER AGREEMENT TEMPLATE

THIS AGREEMENT, between                     having an address at                     , hereinafter referred to as “RECIPIENT,” and the University of Kansas, having an address at Youngberg Hall, 2385 Irving Hill Road, Lawrence, KS 66045-7568, hereinafter referred to as “UNIVERSITY,” shall govern the conditions of disclosure by UNIVERSITY to RECIPIENT of certain confidential information (DATA) and/or materials (MATERIALS) listed in Exhibit “A” relating to                     . MATERIALS, as used herein, include all such original materials actually provided to RECIPIENT, plus any materials derived by RECIPIENT directly therefrom.

IN CONSIDERATION of the transfer of MATERIALS and/or disclosure of DATA, and the mutual promises set forth in this Agreement, the parties intending to be legally bound and agree as follows:

1.	The Principal Investigator from RECIPIENT, , will receive the MATERIALS and/or DATA and is also bound by the conditions of this Agreement.

2.	RECIPIENT hereby agrees:

a.	Not to use such MATERIALS or DATA for any commercial purpose, and limit use of DATA and MATERIALS only to the non-commercial research purpose described in Exhibit X (the “Research Plan”). Recipient agrees not to analyze, have analyzed or otherwise attempt to ascertain the chemical composition, functional mechanisms, nor physical structure of said proprietary samples or MATERIAL outside the scope of the Purpose without the prior written consent of UNIVERSITY. MATERIAL shall not be used for any purpose other than performance of the Research Plan, and shall not be used in humans under any circumstances.

b.	Except as provided in (c) below, not to disclose DATA to others (except to its employees who reasonably require same for the purposes hereof and who are bound to it by like obligation as to confidentiality) without the express written permission of UNIVERSITY.

c.	RECIPIENT shall not be prevented from using or disclosing DATA:

i.	which RECIPIENT can demonstrate by written records was previously known to it;

ii.	which is now, or becomes in the future, public knowledge other than through acts or omissions of RECIPIENT;

iii.	which is independently developed by RECIPIENT by those not having access to the DATA and which can be proven through verifiable written records; or

iv.	which is lawfully obtained by RECIPIENT from sources independent of UNIVERSITY without any obligation of confidentiality to the UNIVERSITY; or

v.	to the extent such use or disclosure is required by law or by court order, providing such use and disclosure is limited to such purpose.

d.	To provide UNIVERSITY with a copy of information generated using DATA and/or MATERIALS.

e.	Not to transfer MATERIALS to any others (except to its employees who are bound to RECIPIENT by like obligations conditioning and restricting access, use, and continued use of MATERIALS) without the express written consent of UNIVERSITY.

f.	To safeguard MATERIALS and/or DATA against disclosure and transmission to others with the same degree of care as it exercises with its own materials of a similar nature, but in no case less than a reasonable degree of care.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

g.	To return all MATERIALS and DATA within Fifteen (15) days of the expiration date of this Agreement, unless this deadline is extended by UNIVERSITY in writing before said Fifteen (15) days has elapsed.

h.	To the extent permitted by law, to hold harmless UNIVERSITY against any claims, costs, or other liabilities which may arise as a result of: 1) RECIPIENT’S storage, use or disposal of MATERIAL or use of DATA; and 2) RECIPIENT’S breach of this Agreement. RECIPIENT assumes all liability for damages which may arise from its use, storage or disposal of MATERIAL.

i.	The RECIPIENT agrees to use the MATERIAL and/or DATA in compliance with all applicable statutes and regulations, including Public Health Service and National Institutes of Health regulations and guidelines such as, for example, those relating to research involving the use of animals or recombinant DNA.

j.	Recipient shall observe all applicable laws with respect to the transfer of the MATERIAL and related technical data to foreign countries, including without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations.

k.	With regard to any publications resulting from the use of DATA or MATERIALS, to include appropriate UNIVERSITY authors, where applicable, and submit to the UNIVERSITY any publications for review by UNIVERSITY ninety (90) days prior to submission in order to file a patent application or take such other measures as UNIVERSITY deems necessary to establish and preserve its proprietary rights.

3.	UNIVERSITY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF MATERIALS, DATA OR INFORMATION WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS.

4.	Title and all rights to DATA and MATERIALS provided under this Agreement shall remain vested in UNIVERSITY. It is further agreed that the furnishing of DATA or MATERIALS to RECIPIENT shall not constitute any express or implied grant or license to RECIPIENT under any patents, patent application, trade secrets or other proprietary or legal rights now or hereinafter held by UNIVERSITY. RECIPIENT acknowledges that MATERIALS are the subject of an Exclusive License Agreement between UNIVERSITY and its Licensee. If any invention arises from RECIPIENT’s use of MATERIALS, or derived from MATERIALS, RECIPIENT is free to file patent application(s) claiming such invention, but agrees to promptly notify UNIVERSITY upon filing a patent application. RECIPIENT shall allow UNIVERSITY’s Licensee to enter into confidential, good faith negotiations for a license to such invention and any related patents that claim priority to such invention. RECIPIENT hereby grants to UNIVERSITY a non-exclusive, royalty-free, transferrable license, to make and use any such invention(s) derived from Recipient’s use of the MATERIAL for non-commercial research purposes.

5.	RECIPIENT’s right to use the DATA and/or MATERIALS shall expire one (1) year from the date of RECIPIENT’s signature below. At the end of that period, RECIPIENT will either enter into good faith negotiations with UNIVERSITY for a commercial license should one still be available at that time, or else return MATERIAL within fifteen (15) days.

6.	This AGREEMENT may be terminated by either party on thirty (30) days written notice to the other party. RECIPIENT’s obligations under section 1, 2(a), 2(b), and 2(d) through (k), and 4 shall survive termination of the Agreement.

7.	The interpretation and validity of this AGREEMENT and the rights of the parties shall be governed by the laws of the State of Kansas. The Federal and State courts located in Kansas shall have sole and exclusive jurisdiction over any disputes arising under the terms of this Agreement.

8.	This AGREEMENT may not be modified except by written instrument signed on behalf of each party. This AGREEMENT embodies the entire agreement and understanding of the parties and terminates and supersedes all prior independent agreements and under takings between the parties.

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

By: (Signature)	By: (Signature)

Name:	Name:

Title:	Title:

Date:	Date:

Recipient Scientist

I, have read the provisions of this agreement and agree to abide by and am bound by all conditions of this Agreement. By: (Signature)

Name: (Please Print)

Title:

Date:

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.

KUCTC-Reata	Confidential	[***]

Research plan of MTA Template in Exhibit G

Specific terms in this exhibit have been redacted because confidential treatment for those terms has been requested. These redacted terms have been marked in this exhibit with three asterisks [***]. An unredacted version of this exhibit has been separately filed with the Securities and Exchange Commission.